SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                               September 30, 1996

        Bear Stearns Mortgage Securities Inc. (as Seller under a Pooling and Servicing Agreement dated as of September 1, 1996 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1996-4)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      Delaware              33-44658               13-3633241
   (State or other      (Commission File          (IRS Employer
   jurisdiction of      Number)                   Identification
   incorporation)                                 No.)


  245 Park Avenue, New York, New York                   10167
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (212) 272-2000


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

         (c)  Exhibits

         Exhibit No.

         1.1 Terms Agreement dated as of September 25, 1996 among the Registrant, Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated

         4.1 Pooling and Servicing Agreement dated as of September 1, 1996 among the Registrant, ICI Funding Corporation, and Bankers Trust Company of California, N.A..

                                        SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        BEAR STEARNS MORTGAGE SECURITIES INC.
                                    (Registrant)


Date: October 11, 1996       By: /s/ Joseph T. Jurkowski, Jr.
                                Name:  Joseph T. Jurkowski, Jr.
                                         Title:  Vice President


                                  EXHIBIT INDEX


Exhibit Number                                       Description

         1.1                      Terms Agreement dated as of
                                  September 25, 1996 between the
                                  Registrant and Bear, Stearns & Co.
                                  Inc.

         4.1                      Pooling and Servicing Agreement
                                  dated as of September 1, 1996 among
                                  the Registrant, ICI Funding Corporation
                                  and Bankers Trust Company of
                                  California, N.A.